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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                   --------

                                   Form 8-K



                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported)

                                April 24, 2001

                           Varco International, Inc.
                           -------------------------
            (Exact name of registrant as specified in its charter)

   Delaware                       001-13309                   76-0252850
--------------                 ----------------            ---------------
(State of                  (Commission File Number)         (IRS Employer
Incorporation)                                           Identification No.)

                    2835 Holmes Road, Houston, Texas 77051
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              (Address of principal executive offices) (Zip Code)

                                (713) 799-5100
                    --------------------------------------
             (Registrant's telephone number, including area code)


     ---------------------------------------------------------------------
         (former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On April 24, 2001, Varco International, Inc. announced its financial results for the quarter ended March 31, 2001. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Exhibits.
         --------

         99.1  Text of Press Release, dated April 24, 2001.

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 2001

                                       VARCO INTERNATIONAL, INC.

                                       By: /s/ Joseph C. Winkler
                                          ------------------------------
                                          Joseph C. Winkler
                                          Executive Vice President

                                       3
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                                 EXHIBIT INDEX
                                 --------------

99.1  Text of Press Release, dated April 24, 2001.

                                       4